EXHIBIT 10.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Rank Group Plc (the “Company”) on Form 20-F for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 11, 2003		/s/ MIKE SMITH
	Name:	Mike Smith
	Title:	Chief Executive

Date: June 11, 2003		/s/ IAN DYSON
	Name:	Ian Dyson
	Title:	Finance Director

A signed original of this written statement required by Section 906 has been provided to The Rank Group plc and will be retained by The Rank Group plc and furnished to the Securities and Exchange Commission or its staff upon request.

In accordance with the interim guidance for Section 906 certification issued by the Securities and Exchange Commission on March 21, 2003 in Release No. 33-8212, this certification will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that The Rank Group plc specifically incorporates it by reference.